UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2025

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Front Street

Mount Horeb, Wisconsin 53572

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (608) 424-1544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, No Par Value	DLTH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2025 annual meeting of shareholders of Duluth Holdings Inc. (the “Company”) held on May 29, 2025 (the “Annual Meeting”), our shareholders voted on proposals to: (1) elect the eight individuals nominated by the Board of Directors of the Company to serve as directors until the 2026 Annual Meeting; (2) approve, by an advisory vote, the compensation of our named executive officers as described in our proxy statement; and (3) ratify the selection of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending February 1, 2026.

The final voting results on these proposals are as follows:

(1)  Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Class of Common Stock	Number of Votes FOR	Withhold Authority	Broker Non- Votes

Stephen L. Schlecht	Class A	33,642,000	0	0
	Class B	19,570,149	2,722,908	5,861,564

David C. Finch	Class A	33,642,000	0	0
	Class B	19,850,358	2,442,699	5,861,564

Janet H. Kennedy	Class A	33,642,000	0	0
	Class B	22,013,080	279,977	5,861,564

Brett L. Paschke	Class A	33,642,000	0	0
	Class B	20,219,029	2,074,028	5,861,564

Stephanie L. Pugliese	Class A	33,642,000	0	0
	Class B	22,168,026	125,031	5,861,564

Susan J. Riley	Class A	33,642,000	0	0
	Class B	22,163,195	129,862	5,861,564

Ronald Robinson	Class A	33,642,000	0	0
	Class B	21,339,682	953,375	5,861,564

Scott K. Williams	Class A	33,642,000	0	0
	Class B	20,219,733	2,073,324	5,861,564

(2)  Advisory vote on the compensation of our named executive officers:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non- Votes
Class A	33,642,000	0	0	0
Class B	20,840,839	1,192,840	259,378	5,861,564

(3)  Ratification of the selection of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending February 1, 2026:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non- Votes
Class A	33,642,000	0	0	0
Class B	27,931,764	207,963	14,894	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Dated: June 2, 2025	By:	/s/ Heena Agrawal
Heena Agrawal
Senior Vice President and Chief Financial Officer